UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2008

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

Acquisition of Oil and Natural Gas Assets.  On May 2, 2008, Forest announced that it had completed it previously announced acquisition of producing oil and natural gas properties including approximately 69,000 gross acres (47,000 net acres) located in its core Ark-La-Tex region in East Texas and North Louisiana.  These assets produced approximately 13 MMcfe/d in 2007 and, based on Forest’s internal review, contained estimated proved oil and gas reserves of 110 Bcfe as of the closing date.  Forest paid cash consideration at closing of approximately $281 million for these assets using its credit facility.  The economic effective date for the transaction was March 1, 2008, and the purchase price is subject to customary post-closing price adjustments.  The press release is furnished and attached to this Current Report on Form 8-K as Exhibit 99.1.

First Quarter Sales Volumes and Updated 2008 Guidance.  On May 2, 2008, Forest also announced that its average oil and gas net sales volumes for the three months ended March 31, 2008 were approximately 478 MMcfe/d, representing a 58% increase over the 302 MMcfe/d in the corresponding period in 2007.  In addition, Forest provided certain updated guidance for 2008, including information regarding its 2008 capital expenditures, oil and gas net sales volumes, price differentials and production expense.  This information is contained in the press release furnished and attached to this Current Report as Exhibit 99.1.

The information furnished in this Current Report under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                    Exhibits

Exhibit	Description
99.1	Forest Oil Corporation press release dated May 2, 2008 entitled “Forest Oil Completes Acquisition of Ark-La-Tex Assets; Announces First Quarter Sales Volumes and Updates 2008 Guidance.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	May 2, 2008	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1	Forest Oil Corporation press release dated May 2, 2008 entitled “Forest Oil Completes Acquisition of Ark-La-Tex Assets; Announces First Quarter Sales Volumes and Updates 2008 Guidance.”